UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2026 (August 5, 2026)

Chiron Real Estate Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Wisconsin Avenue, Suite 800

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	XRN	NYSE
Series A Preferred Stock, par value $0.001 per share	XRN PrA	NYSE
Series B Preferred Stock, par value $0.001 per share	XRN PrB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2026, Chiron Real Estate Inc. (the “Company”) announced its financial position as of June 30, 2026 and operating results for the three and six months ended June 30, 2026 and other related information (the “Earnings Release”). The Company also posted its Second Quarter 2026 Earnings Supplemental (the “Supplemental”) to the Company’s website at www.chironre.com. The Earnings Release and Supplemental are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information included in this Item 2.02 of this Current Report on Form 8-K, including the Earnings Release and Supplemental, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure.

On August 5, 2026, the Company posted a presentation concerning the Company on its website, www.chironre.com, on the “Investor Relations” page. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure. The investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.3, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1*	Second Quarter 2026 Earnings Release.
99.2*	Second Quarter 2026 Earnings Supplemental.
99.3*	Investor Presentation dated August 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiron Real Estate Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: August 5, 2026